EXHIBIT 99.6


GSRPM 2003-02
DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

POOL=FIXED LOANS

CURRENT PRINCIPAL    NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
BALANCE               MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
$0 - $25,000               193           $  3,777,345          4.32     11.42        605   $     19,572            35.6           52
$25,001 - $50,000          562           $ 20,828,032          23.8     11.36        594   $     37,061           58.85           62
$50,001 - $75,000          311           $ 18,997,174         21.71     10.85        582   $     61,084           73.14           63
$75,001 - $100,000         160           $ 13,803,862         15.77     10.14        593   $     86,274           75.22           53
$100,001 - $150,000        116           $ 13,926,691         15.91      9.95        577   $    120,058           80.33           58
$150,001 - $200,000         41           $  6,957,572          7.95     10.07        580   $    169,697           79.08           46
$200,001 - $250,000         15           $  3,324,413           3.8     10.15        574   $    221,628           80.83           51
$250,001 - $300,000          2           $    579,736          0.66      8.45        541   $    289,868           93.74           19
$300,001 - $450,000         12           $  4,328,141          4.95      9.21        604   $    360,678              73           53
$450,001 - $650,000          2           $    997,103          1.14      8.93        697   $    498,552           74.71           49
TOTAL                    1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57






GSRPM 2003-02
DISTRIBUTION BY CURRENT RATE

POOL=FIXED LOANS

CURRENT RATE         NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
Below 7.00%                  5           $    505,125          0.58      6.45        585   $    101,025           86.23           27
7.00- 7.49%                 33           $  4,463,094           5.1      7.22        662   $    135,245           80.28           18
7.50- 7.99%                 29           $  3,385,588          3.87       7.7        580   $    116,744           83.89           29
8.00- 8.49%                 37           $  3,393,212          3.88      8.27        622   $     91,708              89           22
8.50- 8.99%                 74           $  6,179,439          7.06      8.67        600   $     83,506           85.64           30
9.00- 9.49%                 30           $  2,288,386          2.61      9.18        562   $     76,280           82.26           37
9.50- 9.99%                 81           $  5,606,675          6.41      9.78        577   $     69,218           67.14           57
10.00-10.49%               128           $  8,701,989          9.94     10.25        602   $     67,984            68.4           69
10.50-10.99%               330           $ 19,048,249         21.76     10.79        596   $     57,722           60.62           60
11.00-11.49%               179           $  9,620,345         10.99      11.2        575   $     53,745           70.82           70
11.50-11.99%               198           $ 11,191,012         12.79     11.72        572   $     56,520           70.18           72
12.00-12.49%                86           $  4,771,631          5.45      12.2        574   $     55,484            69.6           70
12.50-12.99%                89           $  3,802,889          4.35     12.71        563   $     42,729           68.09           69
13.00-13.49%                45           $  1,878,990          2.15     13.22        556   $     41,755           67.76           68
13.50-13.99%                39           $  1,540,388          1.76     13.73        566   $     39,497           61.53           65
14.00% & Above              31           $  1,143,057          1.31     14.67        553   $     36,873           51.64           72
TOTAL                    1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57






GSRPM 2003-02
DISTRIBUTION BY LIEN

POOL=FIXED LOANS

LIEN                 NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
1                        1,176           $ 79,713,538         91.08     10.45        584   $     67,784           75.27           61
2                          238           $  7,806,531          8.92      11.4        631   $     32,801           21.88           16
TOTAL                    1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57





GSRPM 2003-02
DISTRIBUTION BY RATE ADJ PERIOD

POOL=FIXED LOANS

RATE ADJ PERIOD      NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
                         1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57
TOTAL                    1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57






GSRPM 2003-02
DISTRIBUTION BY MONTHS TO RATE RESET

POOL=FIXED LOANS

MONTHS TO RATE       NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
RESET                 MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
N/A                      1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57
TOTAL                    1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57






GSRPM 2003-02
DISTRIBUTION BY NEXT CAP

POOL=FIXED LOANS

NEXT CAP             NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
                         1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57
TOTAL                    1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57






GSRPM 2003-02
DISTRIBUTION BY LIFE MAXIMUM RATE

POOL=FIXED LOANS

LIFE MAXIMUM         NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
RATE                  MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
N/A                      1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57
TOTAL                    1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57






GSRPM 2003-02
DISTRIBUTION BY MARGIN

POOL=FIXED LOANS

MARGIN               NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
N/A                      1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57
TOTAL                    1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57






GSRPM 2003-02
DISTRIBUTION BY CURRENT AMORT TYPE

POOL=FIXED LOANS

CURRENT AMORT        NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
TYPE                  MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
FIXED                    1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57
TOTAL                    1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57






GSRPM 2003-02
DISTRIBUTION BY AMORTIZATION

POOL=FIXED LOANS

AMORTIZATION         NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
10 YEAR AMORT               14           $    439,921           0.5      9.31        598   $     31,423           59.11           41
10 YEAR BALLOON              4           $    207,037          0.24     11.16        509   $     51,759           69.87           44
15 YEAR AMORT              264           $  9,188,857          10.5     11.14        614   $     34,806           47.23           57
15 YEAR BALLOON             87           $  5,568,351          6.36     11.03        557   $     64,004           76.04           62
30 YEAR AMORT            1,031           $ 71,414,240          81.6     10.42        588   $     69,267           73.23           57
30 YEAR BALLOON             14           $    701,663           0.8     11.29        574   $     50,119           61.44           59
TOTAL                    1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57






GSRPM 2003-02
DISTRIBUTION BY LOAN TYPE

POOL=FIXED LOANS

LOAN TYPE            NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
OVER 80 HAS MI              77           $  8,164,598          9.33      8.26        612   $    106,034           96.39           17
OVER 80 NO MI              305           $ 24,535,054         28.03     10.64        548   $     80,443           87.26           58
UNDER 80                 1,032           $ 54,820,417         62.64     10.82        603   $     53,121           59.15           63
TOTAL                    1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57






GSRPM 2003-02
DISTRIBUTION BY ZIP CODES

POOL=FIXED LOANS

ZIP CODES            NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
All O                    1,387           $ 82,757,939         94.56     10.59        587   $     59,667           70.43           57
33016                        3           $    898,411          1.03     10.93        580   $    299,470           82.43           87
92570                       11           $    584,282          0.67     10.86        654   $     53,117           55.62           81
84060                        1           $    526,906           0.6      7.25        750   $    526,906           69.03           17
97355                        5           $    426,014          0.49     10.96        648   $     85,203           64.46           79
98118                        1           $    420,742          0.48     10.18        527   $    420,742           88.62           40
92028                        1           $    394,290          0.45     11.75        474   $    394,290           66.83           87
34102                        1           $    385,696          0.44       7.5        581   $    385,696           47.32           29
90650                        2           $    382,844          0.44      9.47        569   $    191,422           91.85           52
91006                        1           $    372,206          0.43      7.37        736   $    372,206           67.94           17
20169                        1           $    370,740          0.42      7.25        669   $    370,740           79.09           14
TOTAL                    1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57






GSRPM 2003-02
DISTRIBUTION BY STATE

POOL=FIXED LOANS

STATE                NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
All Others                 508           $ 32,320,471         36.93     10.45        589   $     63,623           73.39           50
S. CALI                    148           $ 10,111,893         11.55     10.34        611   $     68,324           61.71           61
Florida                    105           $  6,974,080          7.97     10.67        581   $     66,420           72.25           61
Georgia                    106           $  6,773,207          7.74     11.04        570   $     63,898           77.46           69
N. CALI                     93           $  6,308,026          7.21     10.67        609   $     67,828            57.3           55
Oregon                      78           $  4,830,762          5.52     10.62        627   $     61,933            59.7           75
Alabama                    109           $  4,481,336          5.12     11.09        555   $     41,113           74.51           76
Washington                  81           $  4,427,625          5.06     10.81        609   $     54,662           63.09           69
Texas                       54           $  3,190,402          3.65      9.71        566   $     59,082           78.48           34
North Carolina              51           $  3,113,169          3.56     10.28        563   $     61,043           79.86           48
Ohio                        42           $  2,506,620          2.86     10.04        571   $     59,681           79.46           54
Pennsylvania                39           $  2,482,479          2.84     10.49        537   $     63,653           74.38           48
TOTAL                    1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57






GSRPM 2003-02
DISTRIBUTION BY CURRENT LTV

POOL=FIXED LOANS

CURRENT LTV          NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
Below 50.00%               368           $ 12,854,395         14.69     11.03        638   $     34,930           28.09           40
50.01 - 60.00%             145           $  6,792,503          7.76     10.93        608   $     46,845           55.98           78
60.01 - 70.00%             244           $ 14,933,882         17.06     10.81        606   $     61,204           65.55           71
70.01 - 80.00%             285           $ 20,584,356         23.52     10.66        576   $     72,226           75.15           66
80.01 - 85.00%             123           $  9,242,719         10.56     10.87        552   $     75,144            82.3           63
85.01 - 90.00%             113           $ 10,241,739          11.7     10.59        556   $     90,635           87.44           56
90.01 - 95.00%              47           $  4,449,935          5.08      9.99        553   $     94,679           93.06           40
95.01 - 100.00%             80           $  7,907,588          9.04      8.48        600   $     98,845           98.16           21
100.01 - 125.00%             9           $    512,952          0.59      8.99        532   $     56,995          110.56           72
TOTAL                    1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57






GSRPM 2003-02
DISTRIBUTION BY OCCUPANCY STATUS

POOL=FIXED LOANS

OCCUPANCY STATUS     NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
Owner Occupied           1,241           $ 77,663,841         88.74     10.45        585   $     62,582           71.05           55
Non Owner                  173           $  9,856,228         11.26     11.23        614   $     56,972           66.17           77
TOTAL                    1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57






GSRPM 2003-02
DISTRIBUTION BY PROPERTY TYPE

POOL=FIXED LOANS

PROPERTY TYPE        NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
Single Family              910           $ 57,520,432         65.72     10.54        576   $     63,209           71.68           56
Man Housing                196           $ 11,011,421         12.58     10.25        623   $     56,181           67.76           58
PUD                        137           $  7,482,156          8.55     11.03        597   $     54,614           63.73           69
2-4 Family                  58           $  5,201,282          5.94     10.65        614   $     89,677           72.11           57
Condo                       48           $  2,919,082          3.34      9.54        658   $     60,814           71.05           28
Unknown                     50           $  2,091,323          2.39     11.21        573   $     41,826           73.42           79
Townhouse                   10           $    736,086          0.84      9.99        531   $     73,609            83.2           58
MIXED USE                    5           $    558,288          0.64     11.63        643   $    111,658           48.21           81
TOTAL                    1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57






GSRPM 2003-02
DISTRIBUTION BY CREDIT SCORE

POOL=FIXED LOANS

CREDIT SCORE         NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
N/A                         21           $  1,074,081          1.23     11.09              $     51,147           71.07           69
400-479                     67           $  4,784,156          5.47     11.05        464   $     71,405           77.49           55
480-499                    117           $  8,352,063          9.54     10.61        491   $     71,385           80.57           60
500-519                    129           $  7,626,432          8.71     11.03        510   $     59,120           77.23           60
520-539                    141           $  9,624,324            11     10.77        530   $     68,258           74.94           62
540-559                    132           $  8,647,730          9.88     10.82        550   $     65,513           77.78           63
560-579                     85           $  5,310,946          6.07     10.86        569   $     62,482           71.85           65
580-599                     82           $  5,158,347          5.89        10        590   $     62,907           68.65           60
600-619                    130           $  7,302,441          8.34     10.29        611   $     56,173            65.2           49
620-639                    113           $  5,927,239          6.77     10.29        630   $     52,453           62.66           47
640-659                    101           $  5,151,187          5.89     10.62        650   $     51,002           58.72           46
660-679                     87           $  4,816,567           5.5     10.42        670   $     55,363           60.66           51
680-699                     55           $  3,326,105           3.8     10.31        691   $     60,475           67.63           55
700-719                     46           $  2,993,078          3.42     10.63        707   $     65,067           63.62           59
720-739                     41           $  2,989,264          3.42      9.44        728   $     72,909           67.91           48
740 & ABOVE                 67           $  4,436,109          5.07       9.6        764   $     66,211           61.19           62
TOTAL                    1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57






GSRPM 2003-02
DISTRIBUTION BY REMAINING MONTHS TO MATURITY

POOL=FIXED LOANS

REMAINING MONTHS     NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
TO MATURITY           MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
1 - 72 Mths                 17           $    512,503          0.59     11.83        555   $     30,147           56.46          101
73 - 84 Mths                13           $    572,602          0.65     10.22        557   $     44,046            72.6           59
85 - 96 Mths                51           $  1,692,647          1.93     11.68        635   $     33,189           46.25           88
97 - 108 Mths              167           $  6,507,339          7.44     11.14        604   $     38,966           60.83           78
109 - 120 Mths              12           $    601,528          0.69     11.37        525   $     50,127            77.5           65
121 - 180 Mths             140           $  7,323,432          8.37     10.85        568   $     52,310           59.87           35
181 - 240 Mths             170           $  6,450,782          7.37     10.76        621   $     37,946           36.53           20
241 - 300 Mths             568           $ 37,453,732         42.79      11.1        594   $     65,940           70.62           83
301 - 360 Mths             276           $ 26,405,504         30.17      9.33        575   $     95,672           85.59           27
TOTAL                    1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57






GSRPM 2003-02
DISTRIBUTION BY ORIGINAL MONTHS TO MATURITY

POOL=FIXED LOANS

ORIGINAL MONTHS      NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
TO MATURITY           MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
0 - 120                     18           $    646,958          0.74       9.9        570   $     35,942           62.55           42
121 - 180                  351           $ 14,757,208         16.86      11.1        593   $     42,043            58.1           59
181 - 300                  198           $  8,151,416          9.31     10.85        602   $     41,169           44.43           25
301 - 360                  847           $ 63,964,488         73.09     10.37        586   $     75,519           76.77           61
TOTAL                    1,414           $ 87,520,069           100     10.53        589   $     61,895            70.5           57



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